                                                                    EXHIBIT 99.1

CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED BALANCE SHEET
CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                       AUGUST 2001


                                                           Ending Balance
                                                               8/31/01
                                                           --------------

ASSETS
CURRENT ASSETS
     Cash and cash equivalents                                 18,328,045
     Accounts receivable                                        5,473,681
     Receivable from subsidiaries                                       -
     Inventories                                                        0
     Prepaid expenses and other current assets                  1,189,829
                                                           --------------
               Total current assets                            24,991,555

Net property, plant and equipment                               4,951,077

Other assets                                                    8,126,739
                                                           --------------
                                                               38,069,371
                                                           ==============




LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIENCY)
Current liabilities:

     Credit facility                                                    0
     Current portion long-term debt                            79,001,468
     Accounts payable                                          35,472,160
     Accrued expenses                                          14,055,726
     Income taxes payable                                       6,498,213
                                                           --------------
          Total current liabilities                           135,027,567

Current assets in excess of reorganization value               22,680,838


Stockholders' equity (deficiency):
     Common stock                                              17,553,048
     Additional paid in capital                                 4,436,788
     Unearned compensation                                       (100,971)
     Retained deficit                                        (141,049,463)
     Cumulative currency translation adjustment                  (478,436)
                                                           --------------
           Total stockholders' equity (deficiency)           (119,639,034)
                                                           --------------
                                                               38,069,371
                                                           ==============

CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED INCOME STATEMENT
CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                       AUGUST 2001




                                                                    ------------------------------------------
                                                                     Month of Aug. 2001     YTD Aug. 2001
                                                                    ------------------------------------------

Net revenue                                                                                         65,869,367
Cost of sales                                                                     35,318            52,089,386
                                                                    ------------------------------------------
Gross profit                                                                     (35,318)           13,779,981

Selling, general and administrative expenses                                     398,522            16,298,480
Royalty income                                                                         -             5,478,479
Restructuring and other unusual charges                                          232,966             3,399,147
                                                                    ------------------------------------------

Earnings from operations                                                        (666,806)             (439,167)

Interest expense                                                                 513,676            11,066,919
Other (income) expense, net                                                      668,450         (  31,651,113)
                                                                    ------------------------------------------

Net income before income tax                                                  (1,848,932)           20,145,027

Income tax expense                                                                 5,425               970,835
                                                                    ------------------------------------------

Net income                                                                    (1,854,357)           19,174,192
                                                                    ==========================================

CVEO Corporation f/k/a Converse Inc.
Schedule of Cash Receipts & Disbursements Form MOR1
$=thousands

                                         -------------------------------------
                                          Prior Month     Actual      Total
                                          Cumulative     8/1-8/31   Cumulative
                                          -


CASH RECEIPTS:
Domestic Accounts                         33,502                        33,502
Outlet Stores                              4,740                         4,740
Int'l Distributors                        15,747                        15,747
Royalty Receipts                           3,989                         3,989
Interest Receipts                             91           65              156
Other Receipts                               859          293            1,152

   TOTAL RECEIPTS                         58,928          358           59,286

DISBURSEMENTS:
Accounts Payable
   Raw Materials                            389                            389
   Duties/Customs                         2,124                          2,124
   Other Disbursements                    8,203           473            8,676
   Traffic                                1,321                          1,321
   Advertising/Mktg                         384                            384
   Player Contracts                         101                            101
   Rent                                     778                            778
   Capital Expenditures                       -                              -
   Float Adjustment                                                          -
                                                                             -
Total Accounts Payable                    13,300          473           13,773
                                                                             -
Foreign Fnshd Gds-L/C                     19,453                        19,453
Payroll                                    9,699          225            9,924
Tax Payments                               3,947                         3,947
Japan                                        132                           132
Singapore                                    219                           219
Other                                      2,858                         2,858
Restructuring Fees                         1,926          857            2,783

   TOTAL CASH
     DISBURSEMENTS                        51,534        1,555           53,089

------------------------------------------------------------------------------
NET CASH REC/DSB
BEFORE BA FIN                              7,394       (1,197)           6,197
------------------------------------------------------------------------------

ADD BA FINANCING                          16,212                        16,212
                                                                             -
LESS BA MATURITY                          26,912                        26,912


                                         -------------------------------------

---------------------------------------
NET CASH REC/DSB                            (3,306)    (1,197)     (4,503)

-------------------------------------------------------------------------


Proceeds Sale of Assets                     88,750                 88,750
                                              (566)                  (566)

INTEREST/FEES;
   BANKS                                     1,685                  1,685
   NOTEHOLDERS                               1,763                  1,763
   CONVERTIBLE NOTES                                                    -
   DIP FEE                                     643                    643
                                                                        -
BT Loan Payoff                              37,039                 37,039
Secured Notes Payoff                        23,906                 23,906
REVOLVER BALANCE                                 -                      -
NET CASH ACTIVITY                           22,170     (1,197)     20,973
LETTERS OF CREDIT
          ADD:                               9,686                  9,686
          SUBTRACT:                         19,450                 19,450
TOTAL L/C                                   (3,710)                (3,710)

BA REFINANCING
          ADD:                              16,212                 16,212
          SUBTRACT:                         53,348                 53,348
TOTAL B/A REFINANCING                            -                      -

STANDBY L/C                                    919                    919

TOTAL LINE UTILIS./CASH BALANCE             17,541     16,344      16,344
                                            -----------------------------